FORMS OF AMENDED AND RESTATED STOCK OPTION AGREEMENTS              EXHIBIT 10(m)


                              AMENDED AND RESTATED
                        INCENTIVE STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                          21ST CENTURY INSURANCE GROUP
                       (FORMERLY 20TH CENTURY INDUSTRIES)

                             1995 STOCK OPTION PLAN

     This Amended and Restated Incentive Stock Option Agreement ("Option Agreement") is made and entered into as of the Date of Grant shown on the attached Notice of Grant of Stock Options and Option Agreement (The "Notice of Grant") by and between 21st Century Insurance Group, a California corporation, (the "Company") and the person named on the Notice of Grant (the "Optionee").

     WHEREAS, Optionee is an employee of the Company and/or one or more of its "subsidiary corporations," as such term is defined in Section 424(f), of the Internal Revenue Code (the "Code");

     WHEREAS, pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"), the committee of the Board of Directors of the Company administering the 1995 Plan (the "Committee") has approved the grant to Optionee of an option to purchase shares of the Common Stock of the Company (the "Common Shares"), on the terms and conditions set forth herein; and

     WHEREAS, the parties hereto desire to amend and restate the original Incentive Stock Option Agreement the parties entered into ( the "Original Agreement") in order to ensure it complies with the Section 402 of the Sarbanes-Oxley Act of 2002, which generally prohibits the Company from directly or indirectly extending or maintaining credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan to or for its directors and executive officers.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereby agree to amend and restate the Original Agreement as follows:

     1.     GRANT  OF  OPTION;  CERTAIN TERMS AND CONDITIONS. The Company hereby
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grants  to  Optionee,  and  Optionee hereby accepts, as of the Date of Grant, an option (the "Option") to purchase the number of Common Shares indicated on the Notice of Grant (the "Option Shares") at the Exercise Price per share indicated on the Notice of Grant. The Option shall expire at 5:00 p.m., prevailing Pacific Time, on the Expiration Date indicated on the Notice of Grant and shall be subject to all of the terms and conditions set forth in the 1995 Plan and this Option Agreement.

     2.     INCENTIVE  STOCK  OPTION;  INTERNAL  REVENUE  CODE REQUIREMENTS. The
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Option  is intended to qualify as an incentive stock option under Section 422 of the  Code.


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     3.   ACCELERATION  AND  TERMINATION  OF  OPTION.
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     (a)     Termination  of  Employment.
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               (i)  Retirement.  In the event that Optionee shall cease to be an
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     employee  of the Company or any "subsidiary corporation" (as defined above)
     (such event shall be referred to herein as "Termination of Employment") by reason of retirement in accordance with the Company's then-current retirement practices, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment and shall terminate no later than the Expiration Date.

               (ii)  Death  or  Permanent  Disability.  If  the  Termination  of
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     Employment  occurs  by  reason  of  the  death  or Permanent Disability (as hereinafter defined) of Optionee, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment, shall be exercisable by Optionee or, in the event of death, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution, and shall terminate on the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

               (iii)  Other Termination. If the Termination of Employment occurs
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     for  any  reason  other  than  those enumerated in (i) through (ii) of this
     Section 3(a), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate as of the Expiration Date or the three (3) month anniversary of the date of such Termination of Employment.

          (b)  Death  Following  Termination  of  Employment.  Notwithstanding
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anything  to the contrary in this Option Agreement, if Optionee shall die at any time after the Termination of Employment and prior to the Expiration Date, then, unless the Termination of Employment had occurred for cause, the remaining vested but unexercised portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

          (c)  Acceleration of Option. The Option shall become fully exercisable
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immediately prior to a Change in Control. A Change in Control shall be deemed to take  place  upon  the  occurrence  of  any  of  the  following:

               (i) Any merger or consolidation of the Company with or into any other person, as the result of which the holders of the Company's Common Shares immediately prior to the transaction shall, on the basis of such holdings prior to such transaction, hold less than 50% of the total outstanding voting stock of the surviving corporation immediately upon completion of the transaction.


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               (ii)   Any  sale  or  exchange of all or substantially all of the property  and  assets  of  the  Company.

               (iii) Any change in a majority of the Board of Directors of the Company occurring within a period of two years or less, such that a majority of the Board of Directors is comprised of individuals who are not "Continuing Directors". For purposes of the foregoing, a " Continuing Director" shall be a director (A) who was in office at the commencement of such period of two years or (B) was elected subsequent to the commencement of such period with the approval of not less than a majority of those directors referred to in clause (A) who are then in office. Any director meeting the qualifications of clause (B) of the previous sentence shall, with respect to further determinations after the date of such director's election, be deemed a director meeting the qualifications of clause (A) of the previous sentence.

               (iv) Any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a majority of the Company's outstanding Common Stock.

          (v)    the  liquidation  or  dissolution  of  the  Company.

          (vi) any other transaction or reorganization similar to the foregoing which in the opinion of the Committee constitutes a "change of control" of the nature described in subparagraphs (i) through (v) hereof.

     The parties agree this Section 3(c) hereof does not apply to any action taken by American International Group, Inc. and/or its subsidiaries ("AIG") to become the sole shareholder or shareholders of the Company; provided, however, that in the event of an offer by AIG to acquire all outstanding shares of the Company that it does not yet own (an "AIG Offer"), any Option subject to this Agreement which would vest within one year from the date of an AIG Offer shall immediately vest in favor of Employee. Any remaining Option(s) granted to the Employee shall be terminated as of the date of the AIG Offer.

     4.   ADJUSTMENTS.  In  the  event  that  the  Common  Shares are increased,
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decreased  or  exchanged  for  or  converted  into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding Common Shares, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, partial or complete liquidation, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Option then outstanding shall thereafter be exercisable (on substantially the same terms and subject to substantially the same conditions as were applicable under such Option) for the number of shares or other securities or cash or other property as the holder of such Option would have been entitled to receive pursuant to such transaction had such holder exercised such Option in


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full immediately prior to such transaction. The Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option; provided further that no adjustment shall be made to the number of Common Shares that may be acquired to the extent such adjustment would result in the Option being treated as other than an Incentive Stock Option.

     5.   EXERCISE.
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          (a)  In  general.  The  Option  shall be exercisable during Optionee's
               ------------
lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 7 hereof, which notice shall specify the number of Option Shares to be purchased, which for any single exercise may not be fewer than 100 Option Shares or, if smaller, the number of Option Shares then vested and exercisable, (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Price"), together with payment in full of such aggregate Exercise Price and any Withholding Liability (as hereinafter defined) in cash.

          (b)  Limitation  on  Exercise.  Notwithstanding any other provision of
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this Option Agreement, Optionee shall not be entitled to benefit from the Option granted hereunder and shall not be entitled to exercise any rights with respect to this Option if such grant or exercise would violate any provision of the charter of the Company. Pursuant to the 1995 Plan, the grant or exercise of an Option in violation of this Section 5(b) shall be void ab initio and shall not
                                                         ---------
be effective to convey any rights to Optionee. As a condition to exercise of this Option, Optionee will be required to certify to the Company that the acquisition of Common Shares pursuant to the exercise of this Option will not result in a violation of any provision of the charter of the Company. If this Option (or any portion thereof) is not exercisable by virtue of this Section 5(b), then such exercise shall be deferred until the earlier of such time, if any, that Optionee becomes entitled to exercise this Option or the Expiration Date. This Section 5(b) shall not result in an extension of the Expiration Date.

          (c)  Payment. Notwithstanding  any  provision of this Option Agreement
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to the contrary:

               (i) payment of the aggregate Exercise Price for such shares and the Optionee's tax withholding obligation, if any, with respect to such shares shall be due the date the shares of Common Shares underlying the Option are delivered; and

               (ii) in  no  event  shall the Company issue or deliver the Option
                    Shares before the Company receives payment for the Option Shares pursuant to this Section 5.


     6.  PAYMENT  OF  WITHHOLDING  TAXES.  If  the  Company becomes obligated to
         --------------------------------
withhold an amount on account of any federal, state, or local income tax imposed as a result of the exercise of an option granted under this Plan (such amount will be referred to herein as the "Withholding


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Liability"),  the Optionee shall pay the Withholding Liability to the Company in full in cash on the date the shares of Common Shares underlying the Option are delivered, and the Company shall delay issuing the Common Shares pursuant to such exercise until it receives the Withholding Liability from the Optionee.

     7.  NOTICES.  Any  notice  given  to  the Company shall be addressed to the
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Company at 6301 Owensmouth Avenue, 11th Floor, Woodland Hills, California 91367,
Attention: Corporate Secretary, or at such other address as the Company may hereafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when made by hand delivery, sent by overnight courier, sent by prepaid certified or registered mail, or transmitted by facsimile.

     8.  STOCK  EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything
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to  the  contrary  in  this  Option Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance of each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     9.  NONTRANSFERABILITY.  Neither the Option nor any interest therein may be
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sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in  any  manner  other  than  by  will  or the laws of descent and distribution.

     10.  1995  PLAN.  THE  OPTION  IS  GRANTED PURSUANT TO THE 1995 PLAN, AS IN
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EFFECT  ON  THE DATE OF GRANT, AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF
THE 1995 PLAN, AS THE SAME MAY BE AMENDED FROM TIME TO TIME; PROVIDED, HOWEVER, THAT NO SUCH AMENDMENT SHALL DEPRIVE OPTIONEE, WITHOUT HIS OR HER CONSENT, OF THE OPTION OR OF ANY OF OPTIONEE'S RIGHTS UNDER THIS OPTION AGREEMENT. THE INTERPRETATION AND CONSTRUCTION BY THE COMMITTEE OF THE 1995 PLAN, THIS OPTION AGREEMENT, THE OPTION AND SUCH RULES AND REGULATIONS AS MAY BE ADOPTED BY THE COMMITTEE FOR THE PURPOSE OF ADMINISTERING THE 1995 PLAN SHALL BE FINAL AND BINDING UPON OPTIONEE. UNTIL THE OPTION SHALL EXPIRE, TERMINATE OR BE EXERCISED IN FULL, THE COMPANY SHALL, UPON WRITTEN REQUEST, SEND A COPY OF THE 1995 PLAN, IN ITS THEN CURRENT FORM, TO OPTIONEE OR ANY OTHER PERSON OR ENTITY THEN ENTITLED TO EXERCISE THE OPTION.

     11.  FRACTIONAL  SHARES.  The  Company  shall  not  be  required to issue a
          -------------------
fraction of a Common Share in connection with the exercise of the Option. In any case where the Optionee would be entitled to receive a fraction of a Common
Share upon the exercise of the Option, the Company shall instead, upon the exercise of the Option, issue the largest whole number of Common Shares purchasable upon exercise of the Option, and pay to the Optionee in cash the Fair Market Value (as determined by the Committee) of such fraction of a Common Share at the time of exercise of the Option.


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     12.  STOCKHOLDER  RIGHTS.  No  person  or entity shall be entitled to vote,
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receive  dividends  or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Option Agreement.

     13.  EMPLOYMENT  RIGHTS.  No  provision  of this Option Agreement or of the
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Option granted hereunder shall (a) confer upon Optionee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, or (c) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1995 Plan.

     14.  GOVERNING  LAW. This Option Agreement and the Option granted hereunder
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shall  be  governed by and construed and enforced in accordance with the laws of the  State  of  California.

     15.  ENTIRE  AGREEMENT.  This  Option  Agreement  (including  the Notice of
          ------------------
Grant, into which it is incorporated by reference) constitutes the entire agreement of the parties with respect to the matters covered herein and supersedes all prior written or oral agreements or understandings of the parties with respect to the matters covered herein. Optionee acknowledges that he or she has no right to receive any additional options unless and until such time, if any, that the Committee, in its sole discretion, may approve the grant thereof, and that the Company has not made any representation to the Optionee regarding future or additional option grants, or any other option related matters. The grant of any options must be in writing.

     16.  TAX  CONSEQUENCES.  The  tax  consequences of the Option granted under
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this  Option  Agreement  are complicated. THE OPTIONEE IS ADVISED TO CONSULT THE
OPTIONEE'S PERSONAL TAX ADVISOR WITH REGARD TO ALL CONSEQUENCES ARISING FROM THE OPTION GRANTED UNDER THIS OPTION AGREEMENT AND THE EXERCISE THEREOF.


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